VAN KAMPEN FOCUS PORTFOLIOS, SERIES 235
                      BIRINYI EQUITY SELECT TRUST, SERIES 1

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the concession or agency commission allowed to broker-dealers and other selling agents in connection with the distribution of Units during the initial offering period for transactions of $1,000,000 or more (or 100,000 Units or more) is 0.90%.

Dated: September 20, 2000